UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2024

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Invesco Commercial Real Estate Finance Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	000-56564	92-1080856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2001 Ross Avenue
Suite 3400
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 715-8400
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01    Entry into a Material Definitive Agreement.
On April 24, 2024, Invesco Commercial Real Estate Finance Trust, Inc. (the “Company”), Invesco Commercial Real Estate Finance Investments, LP, and Invesco Advisers, Inc. (the "Adviser"), entered into an Amended and Restated Advisory Agreement (the "Amended and Restated Advisory Agreement"). Capitalized terms used below are defined in the Amended and Restated Advisory Agreement, a copy of which is filed herewith.

The Amended and Restated Advisory Agreement amended the prior agreement to (i) extend the time during which the Adviser will advance Organization, Offering and Operating Expenses from March 31, 2024 to May 31, 2024, (ii) clarify the calculation of the Management Fee, and (iii) provide that the Adviser will have the right to nominate, subject to the approval of such nomination by the Company's board of directors, three Directors who are Affiliated with the Adviser to the slate of Directors to be voted on by the Stockholders at the Company’s annual meeting of Stockholders; provided, however, that such number of director nominees shall be reduced as necessary by a number that will result in a majority of the Directors being Independent Directors.

The summary of the Amended and Restated Advisory Agreement set forth above does not purport to be a complete summary of the terms thereof and is qualified in its entirety by the Amended and Restated Advisory Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1
Amended and Restated Advisory Agreement, dated April 24, 2024, by and among Invesco Commercial Real Estate Finance Trust, Inc., Invesco Commercial Real Estate Finance Investments, LP, and Invesco Advisers, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Commercial Real Estate Finance Trust, Inc.

By:	/s/ E. Elizabeth Day
E. Elizabeth Day
General Counsel and Assistant Secretary

Date: April 29, 2024